UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2012

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On April 4, 2012, the Organization and Compensation Committee (the “Committee”) of the Board of Directors of Merrimack Pharmaceuticals, Inc. (the “Company”) took the following actions regarding the compensation of the Company’s named executive officers:

1.                                      Approved 2011 annual cash bonus awards for each named executive officer pursuant to the Company’s annual cash bonus program, as set forth below

Name	2011 Base Salary	Bonus Percentage Range	Target Cash Bonus	2011 Actual Cash Bonus		Actual Bonus as % of Salary
Robert J. Mulroy President and Chief Executive Officer	$457,330	0-50%	$228,665	$137,199	(1)	30%
William A. Sullivan Chief Financial Officer and Treasurer	$247,200	0-40%	$98,880	$79,104	(2)	32%
Fazal R. Khan Senior Vice President of Manufacturing	$319,932	0-40%	$127,973	$102,378	(2)	32%
Ulrik B. Nielsen Senior Vice President and Chief Scientific Officer	$302,940	0-40%	$121,176	$96,941	(2)	32%
Clet M. Niyikiza Executive Vice President of Development	$341,651	0-40%	$136,660	$68,330	(3)	20%

(1)         Established based on determination that 2011 corporate objectives had been achieved at a level of 40%, individual objectives had been achieved at a level of 75% and general management contribution had been achieved at a level of 67%.

(2)         Established based on determination that 2011 corporate objectives had been achieved at a level of 40%, individual objectives had been achieved at a level of 100% and general management contribution had been achieved at a level of 100%.

(3)         Established based on determination that 2011 corporate objectives had been achieved at a level of 40%, individual objectives had been achieved at a level of 50% and general management contribution had been achieved at a level of 56%.

2.                                      Established 2012 base salaries, which were effective April 8, 2012, as set forth below:

Name	2012 Base Salary
Robert J. Mulroy	$495,000
William A. Sullivan	$272,000
Fazal R. Khan	$335,929
Ulrik B. Nielsen	$348,381
Clet M. Niyikiza	$341,651

The Committee has not yet finalized the criteria upon which the 2012 annual cash bonus will be based for the Company’s named executive officers.  The Company will report such criteria in a future filing with the Securities and Exchange Commission once such criteria are determined.

(f)            The following table sets forth the total compensation awarded to, earned by or paid to the Company’s named executive officers during 2011.  Such amounts had not been fully calculable until the approval of the 2011 annual cash bonus awards referenced above on April 4, 2012:

Name	Total Compensation
Robert J. Mulroy	$782,998
William A. Sullivan	$514,786
Fazal R. Khan	$793,148
Ulrik B. Nielsen	$767,562
Clet M. Niyikiza	$770,739

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: April 10, 2012	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
Corporate Counsel and Secretary